SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C 20549
                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report
                        (Date of earliest event reported)
                                 March 27, 1996


                            COLGATE-PALMOLIVE COMPANY
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                  (State or other jurisdiction of incorporation)

              1-644-2                            13-1815595
              -------                            ----------
      (Commission File Number)        (IRS Employer Identification No.)

    300 Park Avenue New York, NY                    10022
    ----------------------------                    -----
  (Address of principal executive                (Zip code)
              offices)


        Registrant's telephone number, including area code (212) 310-2000
                                                           --------------



  Total number of sequentially numbered pages in this filing, including exhibits thereto:


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ITEM 5.     OTHER EVENTS
            ------------

On March 27, 1996, Registrant executed a Distribution Agreement with Chemical Securities Inc., Citicorp Securities, Inc., Goldman, Sachs & Co., Lazard Freres & Co. LLC, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc. as Agents (the "Distribution Agreement"), relating to up to $700,000,000 initial offering price of Medium-Term Notes, Series C, to be sold from time to time pursuant to the Distribution Agreement.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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(c) Exhibits

The following Exhibits are filed as part of this Report as Exhibits to the Registration Statement on Form S-3 (No. 33-58887)

Exhibit 1   Distribution Agreement
Exhibit 4.2 Forms of Debt Securities

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              COLGATE-PALMOLIVE COMPANY




Date:  March 29, 1996                 By: /s/ Andrew D. Hendry
                                          ---------------------------------
                                                    Andrew D. Hendry
                                         Senior Vice President, General Counsel
                                                  and Secretary

                                        EXHIBIT INDEX
                                        -------------


(c) Exhibits

The following Exhibits are filed as part of this Report as Exhibits to the Registration Statement on Form S-3 (No. 33-58887)

Exhibit 1   Distribution Agreement
Exhibit 4.2 Forms of Debt Securities